EXHIBIT 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in Health and Retirement Properties Trust's registration statement on Form S-3 of our report dated February 16, 1996 included in Mariott International, Inc.'s Form 10-K for the year ended December 29, 1995 and to all references to our Firm included in this registration statement.



                                              /s/ Arthur Andersen LLP
                                              ARTHUR ANDERSEN LLP


Washington, DC
April 24, 1996